                               RADIO-FREQUENCY HEATING
                                      TECHNOLOGY
                                  LICENSE AGREEMENT


    This Agreement entered into this 10th day of November 1995 by and between IIT Research Institute (hereinafter "IITRI"), a not-for-profit corporation organized under the laws of the State of Illinois with principal offices located at 10 West 35th Street, Chicago, Illinois 60616-3799, U.S.A. and Stericycle Inc., a corporation organized under the laws of the State of Delaware with principal offices located at 1419 Lake Cook Road, Suite 410, Deerfield, Illinois 60015 (hereinafter "STERICYCLE"), revoking and replacing the July 13, 1989 Research Agreement and any amendments or understandings thereto between IITRI and STERICYCLE.

                                      WITNESSETH

    WHEREAS, IITRI and STERICYCLE are parties to an agreement entitled "RESEARCH AGREEMENT" entered into July 13, 1989 as amended, (hereinafter collectively "RESEARCH AGREEMENT");

    WHEREAS, IITRI and STERICYCLE desire to terminate the RESEARCH AGREEMENT in its entirety and substitute and replace the RESEARCH AGREEMENT with the present Agreement;

    WHEREAS, IITRI and STERICYCLE agree that proper notice has been provided pursuant to the RESEARCH AGREEMENT in order to terminate the RESEARCH AGREEMENT;

    WHEREAS, IITRI's obligation to maintain STERICYCLE information in confidence has expired pursuant to the terms and conditions of the RESEARCH AGREEMENT;

    WHEREAS, IITRI represents that it is the owner and licensor of certain IITRI PATENT RIGHTS and related IITRI KNOW-HOW pertaining to radio-frequency technology;

    WHEREAS, STERICYCLE desires to obtain a fully paid-up, royalty-free, exclusive license with the right to sublicense the IITRI PATENT RIGHTS and IITRI KNOW-HOW for use in the FIELD OF USE, in the herein described STERICYCLE EXCLUSIVE TERRITORY;

    WHEREAS, STERICYCLE's obligation to maintain IITRI information in confidence has expired pursuant to the terms and conditions of the RESEARCH AGREEMENT;

    WHEREAS, STERICYCLE represents that it is the owner and licensor of certain STERICYCLE PATENT RIGHTS pertaining to radio-frequency technology;

    WHEREAS, IITRI desires to obtain a fully paid up, royalty free, exclusive license with the right to sublicense the STERICYCLE PATENT RIGHTS for use in the FIELD OF USE in the herein described IITRI EXCLUSIVE TERRITORY;

    NOW, THEREFORE, for and in consideration of the promises and mutual covenants herein contained, IITRI and STERICYCLE agree as follows:


                                    1. DEFINITIONS

As used throughout this Agreement, the following terms shall have the meanings as hereinafter defined:


1.01     "EFFECTIVE DATE" shall mean the date first written above.

1.02 "IITRI PATENT RIGHTS" shall mean any patents and/or applications for patents owned or filed by IITRI prior to or subsequent to the EFFECTIVE DATE that pertain to both radio-frequency technology and the FIELD OF USE as defined below. The IITRI PATENT RIGHTS as of the EFFECTIVE DATE of this Agreement are listed in Attachment A of this Agreement.

1.03 "STERICYCLE PATENT RIGHTS" shall mean any patents and/or patent applications owned or filed by STERICYCLE prior to or subsequent to the EFFECTIVE DATE that pertain to both radio-frequency technology and the FIELD OF USE as defined below. The STERICYCLE PATENT RIGHTS as of the EFFECTIVE DATE of this Agreement are listed in Attachment B of this Agreement.

1.04 "IITRI KNOW-HOW" shall mean IITRI information relating to radio-frequency technology, including electrical conduction heating and dielectric heating.

1.05 "FIELD OF USE" shall mean the treatment of medical waste to inactivate some or all of the microorganisms found in or on such waste.

1.06 "STERICYCLE EXCLUSIVE TERRITORY" shall be defined to mean the following countries:

              Argentina           Germany             Portugal
              Australia           Greece              Saudi Arabia
              Austria             Hungary             South Africa
              Belgium             Iceland             South Korea
              Brazil              Indonesia           Spain
              Canada              Ireland             Sweden
              Colombia            Italy               Switzerland
              Czech Republic      Japan               Taiwan
              Denmark             Luxembourg          Thailand
              Finland             Mexico              United Kingdom
              France              The Netherlands     United States of America
                                  Norway

1.07 "IITRI EXCLUSIVE TERRITORY" shall mean all remaining countries not defined as within the STERICYCLE EXCLUSIVE TERRITORY.


                                   2. LICENSE GRANT

2.01 IITRI hereby grants to STERICYCLE and STERICYCLE hereby accepts the fully paid, royalty free, exclusive right and license, including the right to grant sublicenses, to practice IITRI PATENT RIGHTS and IITRI KNOW-HOW, to enable STERICYCLE to make, have made, use, sell, offer to sell, distribute, rent, lease and/or reproduce any portion or embodiment of the IITRI PATENT RIGHTS, to the extent they exist, and the IITRI KNOW-HOW, within the FIELD OF USE in the STERICYCLE EXCLUSIVE TERRITORY.

2.02 STERICYCLE hereby grants to IITRI and IITRI accepts the fully paid, royalty free, exclusive right and license, including the right to grant sublicenses, to practice STERICYCLE PATENT RIGHTS to enable IITRI to use, sell, offer to sell, distribute, rent, and/or lease any portion or embodiment of STERICYCLE PATENT RIGHTS within the FIELD OF USE in the IITRI EXCLUSIVE TERRITORY.

2.03 Where IITRI has the right to do so, IITRI will offer STERICYCLE a license within the STERICYCLE EXCLUSIVE TERRITORY for inventions developed by others that pertain to both the FIELD OF USE and radio-frequency technology.

2.04 Where STERICYCLE has the right to do so, STERICYCLE will offer IITRI a license within the IITRI EXCLUSIVE TERRITORY for inventions developed by others that pertain to both the FIELD OF USE and radio-frequency technology.

                                     3. MARKETING

3.01 IITRI hereby agrees that STERICYCLE shall have exclusive marketing rights within the FIELD OF USE in the STERICYCLE EXCLUSIVE TERRITORY.

3.02 STERICYCLE hereby agrees that IITRI shall have exclusive marketing rights within the FIELD OF USE in the IITRI EXCLUSIVE TERRITORY.

3.03 IITRI and STERICYCLE agree to cooperate to the fullest extent possible in the event one party identifies a potential customer within the FIELD OF USE in the other party's EXCLUSIVE TERRITORY.


                                4. SUPPLY AND SERVICE

4.01 IITRI hereby grants to STERICYCLE the right to competitively bid to supply and service IITRI systems within the FIELD OF USE in the IITRI EXCLUSIVE TERRITORY. IITRI hereby grants to STERICYCLE the right to match the most competitive bid to supply and service IITRI systems within the FIELD OF USE in the IITRI EXCLUSIVE TERRITORY.


                                   5. PATENT RIGHTS

5.01 IITRI agrees that it will provide STERICYCLE adequate and timely written notice that IITRI intends to let any IITRI PATENT RIGHTS lapse.

5.02 IITRI agrees that STERICYCLE shall have the initial right to assume responsibility of any IITRI PATENT RIGHTS that IITRI intends to let lapse.

5.03 In the event that STERICYCLE assumes any IITRI PATENT RIGHTS pursuant to Paragraph 5.02, those IITRI PATENT RIGHTS shall become jointly owned by IITRI and STERICYCLE.

5.04 STERICYCLE agrees that it will provide IITRI adequate and timely written notice that STERICYCLE intends to let any STERICYCLE PATENT RIGHTS lapse.

5.05 STERICYCLE agrees that IITRI shall have the initial right to assume responsibility of any STERICYCLE PATENT RIGHTS that STERICYCLE intends to let lapse.

5.06 In the event that IITRI assumes any STERICYCLE PATENT RIGHTS pursuant to Paragraph 5.05, those STERICYCLE PATENT RIGHTS shall become jointly owned by STERICYCLE and IITRI.


                                   6. CONSIDERATION

6.01 In consideration of the rights and licenses granted STERICYCLE herein and for the period over which this Agreement is in effect, STERICYCLE
         has transferred [          *          ] shares of its common stock to
         IITRI.

6.02 In consideration of the rights and licenses granted IITRI herein and for the period over which this Agreement is in effect, IITRI hereby agrees to waive and forego any royalties or other payments that may be due IITRI as provided for under the terms of the RESEARCH AGREEMENT and IITRI shall whenever and wherever possible recommend STERICYCLE as the premier supplier and installer in and of equipment and systems for application and practice of the IITRI PATENT RIGHTS and IITRI KNOW-HOW.


                                7. GENERAL PROVISIONS

7.01 This Agreement shall be interpreted in accordance with the laws of the State of Illinois, U.S.A. and shall be deemed to have been executed and delivered in the State of Illinois, U.S.A.

7.02 If any paragraph, section, term, condition or provision of this Agreement shall be finally adjudged to be unlawful or unenforceable for any reason, such article, paragraph, section, term, condition or provision hereby shall be deemed severable herefrom and shall be deemed thereby to be stricken herefrom and shall not thereupon and thereafter otherwise remain in full force and effect undisturbed by such adjudication.

7.03 This Agreement shall not be assignable by either party in whole or in part, without the prior written consent of the other party, except that either party may assign all of its rights hereunder together with all of its obligations hereunder to any third party with which it may merge or consolidate, or to which it may transfer substantially all of its property and assets relating to the subject matter of this Agreement.

* Omitted; filed separately with the Securities and Exchange Commission ("Commission")

7.04 It is understood and agreed that there shall be no warranty by IITRI, express or implied, as to the results to be obtained utilizing IITRI PATENT RIGHTS and IITRI KNOW-HOW or as to freedom from infringement of any patents of any third party.

7.05 It is understood and agreed that there shall be no warranty by STERICYCLE, express or implied, as to the results to be obtained utilizing STERICYCLE PATENT RIGHTS or as to freedom from infringement of any patents of any third party.

7.06 IITRI and STERICYCLE agree to fully cooperate and resolve any issue of licensing terms or conditions including exclusivity whenever and wherever possible when IITRI is attempting to sublicense others under
         Section 2.02.

7.07 IITRI and STERICYCLE agree to fully cooperate and resolve any issue of licensing terms or conditions including exclusivity whenever and wherever possible when STERICYCLE is attempting to sublicense others under Section 2.01.

7.08 This Agreement, when executed by the parties hereto, shall constitute the entire Agreement between the parties.

7.09 This Agreement expressly terminates all sections or provisions in the RESEARCH AGREEMENT.


                               8. TERM AND TERMINATION

8.01 This Agreement shall continue in force from the EFFECTIVE DATE until the last to expire patent owned by either IITRI or STERICYCLE relating to IITRI PATENT RIGHTS as defined and STERICYCLE PATENT RIGHTS as defined, unless this Agreement is terminated earlier by mutual agreement of the parties.


                                      9. NOTICE

9.01 All correspondence under this Agreement should be sent to the following addresses:

                        Attn: Office of the General Counsel
                        IIT Research Institute
                        10 West 35th Street
                        Chicago, IL 60616-3799

                        Attn: President
                        Stericycle, Inc.
                        1419 Lake Cook Road - Suite 410
                        Deerfield, IL 60015

or such other address to which either party shall give due written notice from time to time.


    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, duly authorized as of the date first above written.


IIT Research Institute                 Stericycle, Inc.

By: /s/A. L. Valentine                 By: /s/Mark C. Miller
   --------------------------------       --------------------------------
Title: Group Vice President            Title: President/CEO
     -----------------------------           -----------------------------
Date: November 10, 1995                Date: November 15, 1995

                                     ATTACHMENT A



TITLE                        COUNTRY   APP. NO.       FILING DATE    PATENT NO.     ISSUE DATE
- -----                        -------   --------       -----------    ----------     ----------
Method and Apparatus For
Rendering Medical Materials  USA       08/290,002     8/12/94        Pending
Safe

                             USA       08/409,897     03/23/95       Pending

                             USA       08/426,631     04/21/95       Pending

                             USA       08/466,088     06/06/95       Pending

                             USA       08/480,879     06/07/95       Pending

                             CA        2,079,331      03/28/91       Pending

                             EP        91908103.4     03/28/91       Pending

                             CA        2,086,124      07/03/91       Pending

                             EP        91913191.2     07/03/91       Pending

                             CA        2,086,125      07/02/91       Pending

                             EP        91913461.9     07/02/91       Pending

                                     ATTACHMENT B



TITLE                        COUNTRY        APP. NO.       FILING DATE    PATENT NO.     ISSUE DATE
- -----                        -------        --------       -----------    ----------     ----------
Method For Disinfecting      USA            07/530,438     06/01/90       5,035,858      07/30/91
Medical Materials

Device For                   USA            07/698,594     05/10/91       5,226,065      07/06/93
Disinfecting Materials

Method For Disinfecting      Canada         2027392        10/11/90       Pending
Medical Materials
                             EPO            90916602.7     10/15/90       Pending

                             Japan          2-515575       10/15/90       Pending

Apparatus and Method For     USA            07/586,442     09/21/90       5,106,594      04/21/92
Processing Medical Waste
                             USA            07/903,906     06/25/92       Pending

                             USA            08/177,803     01/06/94       Pending

                             USA            08/485,480     06/07/95       Pending

                             USA            08/486,394     06/07/95       Pending

                             Australia      85449/91       09/18/91       642533         03/07/94

                             Canada         2069430        09/18/91       Pending

                             EPO            91917216.3     09/18/91       Pending

                             Hungary        P9201696       09/18/91       Pending

                             Ireland        920862         03/18/92       Pending

                             Japan          3-515692       09/18/91       Pending

                             Mexico         921455         03/31/92       177232         03/15/95

                             Mexico         947607         03/31/92       Pending

                             Russian Fed.   5052770.13     09/18/91       Pending

                             South Korea    701203/92      09/18/91       Pending